SUMMARY PROSPECTUS
February 28, 2018 (As Amended April 20, 2018 and June 12, 2018)
MFS® Global Alternative Strategy Fund

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated February 28, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	DVRAX
Class T (Currently Not Offered)	N/A
Class B	DVRBX
Class C	DVRCX
Class I	DVRIX
Class R1	DVRFX
Class R2	DVRHX
Class R3	DVRJX
Class R4	DVRKX
Class R6	DVRLX

Summary of Key Information
Investment Objective
The fund's investment objective is to seek total return.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers and Reductions" on page 12 and "Appendix A – Waivers and Reductions of Sales Charges" on page A-1 of the fund's prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.36%
Total Annual Fund Operating Expenses	1.63%	1.63%	2.38%	2.38%	1.38%	2.38%	1.88%	1.63%	1.38%	1.26%
Fee Reductions and/or Expense Reimbursements[1]	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.51%	1.51%	2.26%	2.26%	1.26%	2.26%	1.76%	1.51%	1.26%	1.18%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.40% of the class' average daily net assets annually for each of Class A, Class T, and Class R3 shares, 2.15% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.15% of the class' average daily net assets annually for Class I and Class R4 shares, 1.65% of the class' average daily net assets annually for Class R2 shares, and 1.07% of the class' average daily net assets annually for Class R6 shares. ("Other Expenses" include 0.11% of interest expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2019.

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MFS Global Alternative Strategy Fund

Effective July 13, 2018 the "Fees and Expenses" section above is restated in its entirety as follows:
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below. Expenses have been adjusted to reflect current fee arrangements.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers and Reductions" on page 12 and "Appendix A – Waivers and Reductions of Sales Charges" on page A-1 of the fund's prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.36%
Total Annual Fund Operating Expenses	1.53%	1.53%	2.28%	2.28%	1.28%	2.28%	1.78%	1.53%	1.28%	1.16%
Fee Reductions and/or Expense Reimbursements[1]	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.41%	1.41%	2.16%	2.16%	1.16%	2.16%	1.66%	1.41%	1.16%	1.08%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.30% of the class' average daily net assets annually for each of Class A, Class T, and Class R3 shares, 2.05% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.05% of the class' average daily net assets annually for Class I and Class R4 shares, 1.55% of the class' average daily net assets annually for Class R2 shares, and 0.97% of the class' average daily net assets annually for Class R6 shares. ("Other Expenses" include 0.11% of interest expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 29, 2020.

MFS Global Alternative Strategy Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$720	$1,049	$1,400	$2,387
Class T Shares	$400	$740	$1,103	$2,125
Class B Shares assuming
redemption at end of period	$629	$1,031	$1,460	$2,521
no redemption at end of period	$229	$731	$1,260	$2,521
Class C Shares assuming
redemption at end of period	$329	$731	$1,260	$2,707
no redemption at end of period	$229	$731	$1,260	$2,707
Class I Shares	$128	$425	$744	$1,647
Class R1 Shares	$229	$731	$1,260	$2,707
Class R2 Shares	$179	$579	$1,005	$2,191
Class R3 Shares	$154	$502	$875	$1,923
Class R4 Shares	$128	$425	$744	$1,647
Class R6 Shares	$120	$392	$684	$1,516
Effective July 13, 2018 the above table is restated in its entirety as follows:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$710	$1,012	$1,343	$2,277
Class T Shares	$390	$702	$1,045	$2,011
Class B Shares assuming
redemption at end of period	$619	$993	$1,402	$2,411
no redemption at end of period	$219	$693	$1,202	$2,411
Class C Shares assuming
redemption at end of period	$319	$693	$1,202	$2,600
no redemption at end of period	$219	$693	$1,202	$2,600
Class I Shares	$118	$386	$683	$1,527
Class R1 Shares	$219	$693	$1,202	$2,600
Class R2 Shares	$169	$540	$945	$2,078
Class R3 Shares	$144	$463	$815	$1,806
Class R4 Shares	$118	$386	$683	$1,527
Class R6 Shares	$110	$355	$626	$1,397

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser), in conjunction with UBS Asset Management (Americas) Inc. ("UBS"), the subadvisor to the fund, seeks to achieve a total rate of return for the fund that meets or exceeds the Citigroup 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle.
MFS and UBS seek to achieve the fund's objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund's exposure to asset classes, markets, and currencies primarily using derivatives.  Derivatives include futures, forward contracts, options, structured securities, and swaps.
The fund's investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. The fund's performance is generally expected to be more correlated with the performance of the asset classes, markets, or currencies to which the fund has exposure after taking into account the tactical overlay managed by UBS than the asset classes, markets, or currencies to which the fund has exposure as a result of the individual investments selected by MFS.
Individual Security Selection by MFS:  MFS is responsible for selecting direct investments for the fund.  MFS normally invests the fund's assets in a combination of equity securities and debt instruments.  MFS generally invests approximately 20% of the fund's assets in debt instruments and the remainder of the fund's assets in equity securities and cash and/or cash equivalents.  These allocations may vary from time to time.
Equity securities include common stocks, convertible securities, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.  Debt instruments include corporate bonds, U.S. Government securities, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.
MFS invests the fund's assets in U.S. and foreign securities, including emerging market securities.
MFS generally seeks to diversify the fund's equity investments in terms of market capitalization (e.g., small, medium, large cap), style (e.g., growth, value), investment process (e.g., fundamental, quantitative), and geography (e.g., U.S., foreign) based on expected risk, return, hedging costs (i.e., costs to adjust the fund's market exposure), and other factors.  These allocations may vary from time to time.
Of the fund's investments in debt instruments, MFS primarily invests the fund's assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
A team of investment professionals selects investments for the fund. MFS allocates the fund's assets to investment professionals by investment strategy.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily

MFS Global Alternative Strategy Fund

based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments are used by certain of the fund's equity securities investment professionals and may also be considered by the fund's other investment professionals.
Tactical Asset Allocation Overlay by UBS:  MFS has engaged UBS to act as subadvisor to the fund to manage the fund's exposure to asset classes, markets, and currencies, primarily through the use of derivatives. UBS seeks to generate positive returns and manage risks by using derivatives to adjust the fund's exposure to asset classes, markets, and currencies resulting from MFS' individual security selection.  After taking into account the tactical overlay, the fund's exposure to various asset classes, markets, and/or currencies may vary significantly from time to time.  Additionally, after taking into account the tactical overlay, the fund's exposure to any particular asset class, including equity securities, may at times be negative and the fund's exposure to any particular asset class, including debt instruments, may at times be more than 100%.  UBS may also expose the fund to asset classes, markets, and/or currencies in which MFS' individual security selection has resulted in no or little exposure.
UBS may adjust the fund's net exposure to asset classes, markets, and/or currencies by taking net short positions in an asset class, market, or currency if UBS believes the risk/return potential of such asset class, market, or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in an asset class, market, or currency if UBS believes such asset class, market, or currency appears attractive.
After taking into account the tactical overlay, the fund may have significant exposure to issuers in a single sector, industry, country, or region.
UBS will typically make extensive use of derivatives.
Effective July 13, 2018 the section entitled "Principal Investment Strategies" is restated in its entirety as follows:
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) seeks to achieve a total rate of return for the fund that meets or exceeds the Citigroup 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle.
MFS seeks to achieve the fund's objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund's exposure to asset classes, markets, and currencies.  Derivatives include futures, forward contracts, options, structured securities, and swaps.
The fund's performance may not be correlated with the performance of the asset classes, markets, or currencies represented by the individual investments selected by MFS.
Individual Security Selection: In selecting direct investments for the fund, MFS normally invests the fund's assets in a combination of equity securities and debt instruments.  MFS generally invests approximately 20% of the fund's assets in debt instruments and the remainder of the fund's assets in equity securities and cash and/or cash equivalents.  These allocations may vary from time to time.
Equity securities include common stocks, convertible securities, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.  Debt instruments include corporate bonds, U.S. Government securities, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.
MFS invests the fund's assets in U.S. and foreign securities, including emerging market securities.
MFS generally seeks to diversify the fund's equity investments in terms of market capitalization (e.g., small, medium, large cap), style (e.g., growth, value), investment process (e.g., fundamental, quantitative), and geography (e.g., U.S., foreign) based on expected risk, return, hedging costs (i.e., costs to adjust the fund's market exposure), and other factors.  These allocations may vary from time to time.
Of the fund's investments in debt instruments, MFS primarily invests the fund's assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
A team of investment professionals selects investments for the fund. MFS allocates the fund's assets to investment professionals by investment strategy.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments are used by certain of the fund's equity securities investment professionals and may also be considered by the fund's other investment professionals.
Tactical Asset Allocation Overlay:  MFS employs a top-down tactical asset allocation process to adjust the fund's exposure to asset classes, markets, and currencies based on its assessment of the relative attractiveness of such asset classes, markets, and currencies. MFS manages the fund's exposure to asset classes, markets, and currencies primarily through the use of derivative instruments based on its proprietary quantitative models.
In managing the tactical overlay, MFS may increase or decrease the fund's exposure to asset classes, markets and/or currencies resulting from MFS' individual security selection based on MFS' assessment of the risk/return potential of such asset classes, markets, and/or currencies.  After taking into account the tactical overlay, the fund's exposure to various asset classes, markets, and/or currencies may vary significantly from time to time.  Additionally, after taking into account the tactical overlay, the fund's exposure to any particular asset class, including equity securities, may at times be negative and the fund's exposure to any particular asset class, including debt instruments, may at times be more than 100%.  MFS may also expose the fund to asset classes, markets, and/or currencies in which MFS' individual security selection has resulted in no or little exposure.
MFS may adjust the fund's net exposure to asset classes, markets, and/or currencies by taking net short positions in an asset class, market, or currency if MFS believes the risk/return potential of such asset class, market, or currency is unattractive. Alternatively, MFS may cause the fund to take net long positions in an asset class, market, or currency if MFS believes such asset class, market, or currency appears attractive.
After taking into account the tactical overlay, the fund may have significant exposure to issuers in a single sector, industry, country, or region.

MFS Global Alternative Strategy Fund

MFS' tactical asset allocation process for the fund will typically make extensive use of derivatives.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Allocation Risk:  UBS' assessment of the risk/return potential of asset classes, markets, and currencies, and its adjustments to the fund's exposure to asset classes, markets, and currencies may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Effective July 13, 2018 the section above entitled "Allocation Risk" is restated in its entirety as follows:
Allocation Risk:  MFS' assessment of the risk/return potential of asset classes, markets, and currencies, and its adjustments to the fund's exposure to asset classes, markets, and currencies may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Investment Strategy Risk:  There is no assurance that the fund will meet its target total rate of return, or have lower volatility than that of the overall equity market, over the long term or for any year or period of years.  The fund's strategy to separate security selection decisions from market and currency exposure decisions may not produce the intended results.  It is expected that the fund will generally underperform the equity markets during periods of strong, rising equity markets.
Effective July 13, 2018 the section above entitled "Investment Strategy Risk" is restated in its entirety as follows:
Investment Strategy Risk:  There is no assurance that the fund will meet its target total rate of return, or have lower volatility than that of the overall equity market, over the long term or for any year or period of years.  The fund's strategy to manage its exposure to asset classes, markets, and currencies may not produce the intended results.  It is expected that the fund will generally underperform the equity markets during periods of strong, rising equity markets.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Derivatives can involve leverage.
Equity Market/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Below investment grade quality debt instruments (commonly referred to as "high yield securities" or "junk bonds") can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.
Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the

MFS Global Alternative Strategy Fund

counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Small to Medium Cap Risk:  The stocks of small to medium cap companies can be more volatile and their shares can be less liquid than those of larger companies.
Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument's holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.
The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Effective July 13, 2018 the paragraph above is restated in its entirety as follows:

Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund's tactical asset allocation overlay under a different investment process. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 14.02% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (15.58)% (for the calendar quarter ended December 31, 2008).

Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2017)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
T Shares	3.48%	1.51%	1.79%
B Shares	1.41%	0.89%	1.45%
C Shares	4.40%	1.26%	1.29%
I Shares	6.40%	2.28%	2.31%
R1 Shares	5.44%	1.27%	1.30%
R2 Shares	5.88%	1.78%	1.79%
R3 Shares	6.23%	2.02%	2.04%
R4 Shares	6.45%	2.20%	2.26%
R6 Shares	6.64%	2.39%	2.33%
A Shares	0.08%	0.84%	1.44%
Returns After Taxes on Distributions
A Shares	(0.46)%	0.43%	0.68%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	0.29%	0.57%	1.05%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index	0.42%	0.57%	1.45%
Citigroup 1-Month U.S. Treasury Bill Index	0.80%	0.22%	0.27%

MFS Global Alternative Strategy Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.
Investment Adviser
MFS serves as the investment adviser for the fund.
UBS serves as the subadvisor for the fund.
Effective July 13, 2018 the second sentence in the section above entitled "Investment Adviser" is deleted in its entirety.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Ben Nastou	2014	Investment Officer of MFS
Natalie Shapiro	2007	Investment Officer of MFS
José Ignacio Andrés	2017	Investment Officer of UBS
Alan Zlatar	April 2018	Investment Officer of UBS
Effective July 13, 2018 the above "Portfolio Manager(s)" table is restated in its entirety as follows:
Portfolio Manager	Since	Title
Benjamin Nastou	2014	Investment Officer of MFS
Natalie Shapiro	2007	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund's initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
Class A, Class T, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

As of the date of this prospectus, Class T shares are not being offered for sale.
Taxes
If your shares are held in a taxable account, the fund's distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS' affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary's Web site for more information.